F9102220004441
BLACKSTONE

CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

Under Section 402 of the Business Corporation Law

The undersigned, a natural person of the age of eighteen years or over, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

FIRST: The name of the corporation is:

MAGNA-LAB INC.

SECOND: The purpose for which it is formed is as follows:

To engage in any lawful act or activity for which corporations may be formed under the Business Corporation Law provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board agency or other body, without such approval or consent first being contained.

For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

THIRD: The office of the corporation in the State of New York is to be located in the County of Nassau.

FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 200, no par value.

FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: c/o Marks & Marks, 30 Glen Head Road, Glen Head, NY 11545.

SIXTH: A director of the corporation shall not be liable to the corporation or its shareholders for damages for any breach of duty in such capacity except for liability if a judgment or other final adjudication adverse to a director establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the director personally gained in fact a financial profit or other advantage to which he or she was not legally entitled or that the director's acts violated Section 719 of the Business Corporation Law; or liability for any act or omission prior to the adoption of this provision.

IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury.

Dated: February 22, 1991

S/Scott J. Schuster
Scott J. Schuster, Incorporator
283 Washington Avenue
Albany, New York 12206

F910222000441

BLACKSTONE

CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

FILED

FEB 22 4 52 PM '91

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED FEB 22 1991
TAX $ 10
BY: RJC

NASSAU

FILER:

MARKS & MARKS

30 GLEN HEAD ROAD

GLEN HEAD, NEW YORK 11545

BILLED

3

910222000511

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes

Brendan C. Hughes
Executive Deputy Secretary of State

Rev. 10/20

921223000330
P H

P H

RESTATED CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

(Under Section 807 of the New York Business Corporation Law)

The undersigned, Lawrence Minkoff and Leonard Braman, being the President and Secretary, respectively, of Magna-Lab Inc. (the "Corporation") hereby certify:

1. The name of the Corporation is Magna-Lab Inc.

2. The Certificate of Incorporation was filed by the Department of State on February 22, 1991.

3. The Certificate of Incorporation is hereby amended to effect the following amendments:

(a) to change the authorized shares of the Corporation [illegible] from an aggregate of two hundred (200) shares of Common Stock, no par value, to three million seven hundred fifty thousand (3,750,000) shares of Class B Common Stock, $.001 par value per share, of

which 1,875,000 shares of Class B Common Stock shall result from the change described in subparagraph 3(b) and 1,875,000 shares of Class B Common Stock shall result from the increase described in this subparagraph 3(a) (with an effective rate of change of 16,604.67588 for each of the 112.92 shares of Common Stock authorized but unissued immediately prior to the filing of this Restated Certificate of Incorporation), and to authorize an additional (i) twenty million (20,000,000) shares of Class A Common Stock $.001 par value per share and (ii) five million (5,000,000) shares of Preferred Stock $.01 par value per share;

(b) to change the number of shares of Common Stock issued and outstanding from 87.08 to 1,875,000 by means of a 21,531.92466-for-1 stock split as a result of which each share of Common Stock issued and outstanding immediately prior to the filing of this Restated Certificate of Incorporation automatically shall be converted and reconstituted as 21,531.92466 shares of Class B Common Stock simultaneously with the filing of this Restated Certificate of Incorporation; (c) to state the relative rights, preferences and limitations of the Preferred Stock and the Class A and Class B

2

Common Stock; (d) to prohibit preemptive rights set forth in § 622 of the New York Business Corporation law; (e) to restate the purpose of the Corporation; and (f) to limit the personal liability of directors of the Corporation.

4. The text of the Certificate of Incorporation as amended hereby is restated to read as herein set forth in full:

FIRST:

The name of the Corporation is Magna-Lab Inc.

SECOND:

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law. The Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:

1. The aggregate number of shares which the Corporation shall have authority to issue is twenty-eight million seven hundred fifty thousand (28,750,000), divided into three classes: (i) five million (5,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) three million seven hundred fifty thousand (3,750,000) Class B common shares, $.001 par value per share (the "Class B Common Stock"), and (iii) twenty million (20,000,000) shares of Class A

Common Stock, $.001 par value per share (the "Class A Common Stock").

2. Except as otherwise provided in this Article THIRD, the rights, preferences and limitations of Class A Common Stock and Class B Common Stock shall be identical in all respects:

(a) The dividend rights of the holders of shares of Class A Common Stock and Class B Common Stock shall be identical, except that no stock dividends on the Class A Common Stock may be paid in Class B Common Stock and no stock dividends on the Class B Stock may be paid in Class A Common Stock. Whenever a stock dividend is paid, the holder of a share of any class of common stock shall be paid in shares of such class the same number of shares of common stock as are paid to the holder of a share of common stock of any other class. Whenever a combination or subdivision of the shares of any class is made, the same combination or subdivision shall be made with respect to other classes.

(b) Each holder of Class A Common Stock shall have one vote in respect of each share of Class A Common Stock held by him and each holder of Class B Common Stock shall have five votes in respect of each

4

share of Class B Common Stock held by him on all matters voted upon by the shareholders.

(c) (i) All outstanding shares of Class B Common Stock shall be convertible at all times, at the election of the holder thereof, into an equal number of fully paid and nonassessable shares of Class A Common Stock by delivery of written notice by the holder of such shares of Class B Common Stock to the Corporation, or its transfer agent, of his election together with the certificate(s) representing the shares to be converted. Thereupon, the Corporation, or its transfer agent, as the case may be, shall exchange such certificate(s) for a certificate or certificates representing an equal number of shares of Class A Common Stock. Shares of Class B Common Stock shall be deemed to have been converted immediately prior to the close of business on the day upon which the corporation, or its transfer agent, receives such shares for conversion. The person entitled to receive the Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Common Stock at such time. Thereafter, the shares of Class B Common Stock so convert-

ed shall be authorized and unissued shares of Class B Common Stock of the Corporation.

(ii) Except as provided in subparagraph (iii) below, upon the sale, assignment, transfer, conveyance, or other disposition, whether voluntary, by operation of law or otherwise (a "Transfer," which, for the purpose hereof, shall not include a pledge) of shares of Class B Common Stock, other than a transfer to another holder of Class B Common Stock the shares so transferred shall, by virtue of such Transfer, automatically be converted into an equal number of fully paid and nonassessable shares of Class A Common Stock. Thereafter, the shares of Class B Common Stock so converted shall be authorized and unissued shares of Class B Common Stock of the Corporation.

(iii) Upon the death of any holder of Class B Common Stock, the shares of Class B Common Stock so held as of the date of death of the deceased shareholder shall be automatically converted into an equal number of fully paid and nonassessable shares of Class A Common Stock unless and to the extent that any of such shares are purchased by another holder of Class B Common Stock on or prior to 90 days from the date that a legal representative is duly appointed by a court of competent jurisdic-

tion, or 120 days from such date if within such 90 day period another holder of Class B Common Stock has exercised any right to purchase shares of Class B Common Stock held by such legal representative. If there should be only one holder of Class B Common Stock, effective immediately upon his death, the shares of Class B Common Stock so held as of the date of death shall be automatically converted into an equal number of fully paid and nonassessable shares of Class A Common Stock. Thereafter, the shares of Class B Common Stock so converted shall be authorized and unissued shares of Class B Common Stock of the Corporation.

(iv) With respect to any shares of Class B Common Stock converted into Class A Common Stock pursuant to paragraphs (i) and (iii) above, until surrender as hereinafter provided, each outstanding certificate, which prior to such conversion represented shares of Class B Common Stock, shall be deemed for all purposes to evidence ownership of the number of shares of Class A Common Stock into which the shares of Class B Common Stock shall have been converted. Upon surrender to the Corporation, or its transfer agent, for cancellation of the certificate or certificates representing such shares, the holder thereof shall be entitled to

receive a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled.

3. The relative rights, preferences and limitations of the shares of Preferred Stock and Class A Common Stock and Class B Common Stock are as follows:

Subject to the provisions hereof, the Board of Directors is hereby expressly authorized to divide shares of Preferred Stock into one or more series, to issue the shares of Preferred Stock in such series, and to fix the number of shares to be included in each series. The authority of the Board of Directors with respect to each series shall include, without limitation, the determination of any or all of the following matters:

(i) the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

(ii) the annual dividend rate on the shares of such series and whether such dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;

(iii) the redemption price or prices for shares of such series, if redeemable, and the terms and conditions of such redemption;

(iv) the preference of shares of such series in the event of any voluntary or involuntary liquida-

tion, dissolution or winding up of the affairs of the Corporation;

(v) the voting rights (including but not limited to, the number of votes per share), if any, of shares of such series in addition to voting rights prescribed by law, and the terms, if any, of such voting rights;

(vi) the rights, if any, of shares of such series to be converted into shares of any other class or series, including Common Stock, and the terms and conditions of such conversion;

(vii) the terms and amount of any sinking fund provided for the purchase or redemption of such series; and

(viii) any other relative rights, preferences and limitations of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, the holders of all outstanding shares of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, and of the amounts to which the holders of all outstanding shares of Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.

4. Immediately prior to the date of filing this Restated Certificate of Incorporation there were 87.08 shares of Common Stock outstanding. The

Corporation hereby is changing the number of shares of Common Stock issued and outstanding from 87.08 to 1,875,000 by means of a 21,531.92466-for-1 share split. Each share of Common Stock outstanding immediately prior to the filing of this Restated Certificate of Incorporation automatically shall be converted into and reconstituted as 21,531.92466 shares of Class B Common Stock simultaneously with the filing of this Restated Certificate of Incorporation. Upon surrender to the Corporation of certificates (duly endorsed in blank) representing shares of Common Stock to be converted, certificates representing the appropriate number of shares of Common Stock rounded to the nearest whole number shall be issued and delivered to the surrendering shareholders. The common stock of the Corporation is hereby reduced from $976,351 to $1,875 by transferring $1,875 to capital stock and transferring $974,476 to capital in excess of par value.

FOURTH:

The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is Magna-Lab Inc., 950

South Oyster Bay Road, Hicksville, New York 11801, Attention: President.

FIFTH:

The office of the Corporation is to be located in the Town of Hicksville, County of Nassau, State of New York.

SIXTH:

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of Paragraph (b) of Section 402 of the New York Business Corporation Law as the same may be amended and supplemented.

SEVENTH:

No shareholder shall be entitled to preemptive rights pursuant to § 622 of the New York Business Corporation Law.

This restatement of the Certificate of Incorporation, as hereby amended, was authorized by vote of the Board of Directors, followed by unanimous written consent of the holders of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation.

IN WITNESS WHEREOF, we have signed this certificate on the 28th day of November, 1992 and we affirm the statements contained therein as true under penalties of perjury.

Lawrence Minkoff, President

Leonard Braman, Secretary

921223000330

RESTATED CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

Under Section 807 of the Business Corporation Law

PH

PH

RECEIVED DEC 22 4 12 PM '92

RECEIVED DEC 18 4 06 PM '92

Dec 23 3 48 PM '92

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED DEC 23 1992
TAX $ 35
BY:

Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza
New York, New York 10112

BILLED

13

921223000371

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes
Executive Deputy Secretary of State

F9803170000029

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

UNI

Under Section 805 of the
Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law of the State of New York, the undersigned, being the President and Secretary, respectively, of Magna-Lab Inc., a New York corporation (the "Corporation"), do hereby certify:

FIRST: The name of the corporation is: Magna-Lab Inc.

SECOND: That the Certificate of Incorporation of the Corporation was filed by the Secretary of State of New York on February 22, 1991. A Restated Certificate of Incorporation was filed by the Secretary of State on December 23, 1992.

THIRD: That the amendment to the Certificate of Incorporation effected by this Certificate is as follows:

(a) Article Third Section 2(c)(ii) of the Certificate of Incorporation, relating to the conversion of Class B Common Stock, is hereby amended to read in its entirety as follows:

" (ii) Except as provided in subparagraph (iii) below, upon the sale, assignment, transfer, conveyance, or other disposition, whether voluntary, by operation of law or otherwise (a "Transfer," which, for the purpose hereof, shall not include a pledge) of shares of Class B Common Stock, other than a transfer to another holder of Class B Common Stock the shares so transferred shall, by virtue of such Transfer, automatically be converted into an equal number of fully paid and nonassessable shares of Class A Common Stock. Thereafter, the shares of Class B Common Stock so converted shall be authorized

and unissued shares of Class B Common Stock of the Corporation. Notwithstanding anything to the contrary contained herein, the provisions contained in this Section 2(c)(ii) shall take effect from and after the effective date of an initial registered public offering covering the Corporation's Class A Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-1."

FOURTH: That the amendment of the [ ] Certificate of Incorporation is authorized by the unanimous written consent of the holders of all of the outstanding shares of the Corporation entitled to vote. Said authorization being subsequent to the affirmative vote of the Board of Directors.

IN WITNESS WHEREOF, the undersigned **hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury** as of the 26th day of February 1993.

Lawrence A. Minkoff, President

Leonard Braman, Secretary

F930317000029

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

Under Section 805 of the Business Corporation Law of the State of New York

ICC

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAR 17 1993
TAX $
BY: LJN
Nassau

BILLED

Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza - 29th Floor
New York, New York 10112

LJN

3

930317000030

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes
Executive Deputy Secretary of State

Rev. 10/20

F940930000243

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

UNI-37

Under Section 805 of the Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law of the State of New York, the undersigned, being the President and Assistant Secretary, respectively, of Magna-Lab Inc., a New York corporation (the "Corporation"), do hereby certify:

FIRST: The name of the corporation is: Magna-Lab Inc.

SECOND: That the Certificate of Incorporation of the Corporation was filed by the Department of State of New York on February 22, 1991. A Restated Certificate of Incorporation was filed by the Department of State on December 23, 1992.

THIRD: That the amendment to the Certificate of Incorporation effected by this Certificate is to increase the authorized number of shares of Class A Common Stock of the Corporation, $.001 par value per share, from 20,000,000 to 40,000,000, as follows:

Section 1 of ARTICLE THIRD of the Certificate of Incorporation, relating to the number of authorized shares of the Corporation, is hereby amended by eliminating said Section 1 of ARTICLE THIRD thereof in its entirety and substituting in lieu thereof the following:

"THIRD:

1. The aggregate number of shares which the Corporation shall have authority to issue is forty-eight million seven hundred fifty thousand (48,750,000), divided into three

classes: (i) five million (5,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) three million seven hundred fifty thousand (3,750,000) Class B common shares, $.001 par value per share (the "Class B Common Stock"), and (iii) forty million (40,000,000) shares of Class A common stock, $.001 par value per share (the "Class A Common Stock")."

FOURTH: That the amendment of the Certificate of Incorporation was authorized at a meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of the Corporation entitled to vote, said authorization being subsequent to the affirmative vote of the Board of Directors.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment as of the 12th day of September, 1994.

Lawrence A. Minkoff, President

Kenneth C. Riscica, Assistant Secretary

F940930000243

UNI-37

RECEIVED
SEP 30 10:14 AM '94

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

MAGNA-LAB INC.

Under Section 805 of the Business Corporation
Law of the State of New York

BILLED

RECEIVED
SEP 29 9:16 AM '94

tax-10.00

ICC
STATE OF NEW YORK
DEPARTMENT OF STATE
FILED SEP 30 1994
TAX $ 10.00
BY: JAH
Nassau

Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza - 29th Floor
New York, New York 10112

3

940930000252

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes
Executive Deputy Secretary of State

Rev. 10/20

F00112800344

CSC 45

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF MAGNA-LAB INC.

Under Section 805 of the Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law of the State of New York, the undersigned, being the President of Magna-Lab Inc., a New York Corporation (the "Corporation"), does hereby certify:

FIRST: The name of the corporation is Magna-Lab Inc.

SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on February 22, 1991.

THIRD: The purpose of this amendment to the Certificate of Incorporation is to increase the authorized number of shares of Class A Common Stock of the Corporation, $.001 par value per share, from 40,000,000 to 100,000,000.

FOURTH: To accomplish the amendment, Section 1 of ARTICLE THIRD of the Certificate of Incorporation of the Corporation, relating to the authorized number of shares of Class A Common Stock of the Corporation, is hereby amended to read as follows:

"THIRD:

1. The aggregate number of shares which the Corporation shall have authority to issue is one hundred eight million seven hundred fifty thousand (108,750,000), divided into three classes: (i) five million (5,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) three million seven hundred fifty thousand (3,750,000 Class B common shares, $.001 par value per share (the "Class B Common Stock"), and (iii) one hundred million (100,000,000) shares of Class A common stock, $.001 par value per share (the "Class A Common Stock")."

FIFTH: The foregoing amendment was authorized at a meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of the Corporation entitled to vote, said authorization being subsequent to the affirmative vote of the Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 30 day of October, 2000.

Name: Lawrence A. Minkoff
Title: President

F001128000344

CSC 45

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF MAGNA-LAB INC.

Under Section 805 of the Business Corporation Law

FILED

Nov 28 11 33 AM '00

1CC

STATE OF NEW YORK
DEPARTMENT OF STATE

NOV 28 2000

FILED 30.00
TAX $ JAN
BY:
Nassau

FILED BY:
GREENBERG TRAURIG, LLP
The Metlife Building
200 Park Avenue-15th Fl
New York, NY 10166
Cust. Ref#909419AXD

DRAWDOWN

3

001128000350

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes
Executive Deputy Secretary of State

Rev. 10/20

F011023000773

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF MAGNA-LAB INC.

CSC 45

Under Section 805 of the Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law of the State of New York, the undersigned, being the President of Magna-Lab Inc., a New York Corporation (the "Corporation"), does hereby certify:

FIRST: The name of the corporation is Magna-Lab Inc.

SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on February 22, 1991.

THIRD: The purpose of this amendment to the Certificate of Incorporation is to increase the authorized number of shares of Class A Common Stock of the Corporation, $.001 par value per share, from 100,000,000 to 120,000,000.

FOURTH: To accomplish the amendment, Section 1 of ARTICLE THIRD of the Certificate of Incorporation of the Corporation, relating to the authorized number of shares of Class A Common Stock of the Corporation, is hereby amended to read as follows:

"THIRD:

1. The aggregate number of shares which the Corporation shall have authority to issue is one hundred twenty eight million seven hundred fifty thousand (128,750,000), divided into three classes: (i) five million (5,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) three million seven hundred fifty thousand (3,750,000) Class B common shares, $.001 par value per share (the "Class B Common Stock"), and (iii) one hundred twenty million (120,000,000) shares of Class A common stock, $.001 par value per share (the "Class A Common Stock")."

FIFTH. The foregoing amendment of the Certificate of Incorporation was authorized at a meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of the Corporation

entitled to vote, said authorization being subsequent to the affirmative vote of the Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 22nd day of October, 2001.

By: John Geisel
Name: John Geisel
Title: Chief Executive Officer

F 011023000 773

CSC 45

FILED OCT 23 1 52 PM '01

CERTIFICATE OF AMENDMENT

OF

MAGNA-LAB INC.

Under Section 805 of the Business Corporation Law

ICC
STATE OF NEW YORK
DEPARTMENT OF STATE

FILED OCT 23 2001
TAX $ #100
BY: MMK
Nassau

mf #.100

FILED BY: Michele Turton, Legal Asst
GREENBERG TRAURIG, LLP
200 Park Avenue
14th Floor
New York, NY 10166
Cust. Ref#139450DAV

RECEIVED OCT 23 11 05 AM '01

011023000807

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes
Executive Deputy Secretary of State

Rev. 10/20

07030100000680

Certificate cf Amendment
of Certificate of Incorporation
of Magna-Lab, Inc.

(Under Section 805 of the Business Corporation Law)

Pursuant to the provisions of Section 805 of the Business Corporation Law of the State of New York, the undersigned, being the President of Magna-Lab, Inc., a New York corporation (the "Corporation"), does hereby certify:

FIRST: The name of the corporation is Magna-Lab Inc.

SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State of New York on February 22, 1991.

THIRD: The purpose of this amendment to the Certificate of Incorporation is to effect a 1 for 100 reverse split of the outstanding shares of common stock of the Corporation.

FOURTH: To accomplish the reverse split, (i) the 108,602,489 shares of Class A Common Stock, $.001 par value per share, that are presently issued and outstanding are hereby changed into 1,086,025 shares of Class A Common Stock, $.001 par value per share, at a rate of one share of Class A Common Stock for each 100 shares presently issued and outstanding, (ii) the 330,372 shares of Class B Common Stock, $.001 par value per share, that are presently issued and outstanding are hereby changed into 3,304 shares of Class B Common Stock, $.001 par value per share, at a rate of one share of Class B Common Stock for each 100 shares presently issued and outstanding, (iii) the 11,397,511 shares of Class A Common Stock, $.001 par value per share, that are presently authorized and unissued are hereby changed into 118,913,975 unissued shares of Class A Common Stock, $.001 par value per share, at the rate of 1.6594829 shares of Class A Common Stock for each presently authorized and unissued share and (iv) the 3,419,628 shares of Class B Common Stock, $.001 par value per share, that are presently authorized and unissued are hereby changed into 3,746,696 unissued shares of Class B Common Stock, $.001 par value per share, at the rate of 1.0956443 shares of Class B Common Stock for each presently authorized and unissued share. No fractional share shall be issued in connection with the foregoing reverse stock split; all issued and outstanding shares of Class A Common Stock and Class B Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share. Upon surrender to the Corporation of certificates (duly endorsed in blank) evidencing pre-split shares, new certificates evidencing the appropriate number of post-split shares will be issued to the surrendering shareholders. The reverse split will not affect the authorized capital stock of the Corporation. Accordingly, Section I of ARTICLE THIRD of the Certificate of Incorporation of the Corporation, relating to authorized capital, is hereby restated in its entirety as follows:

"THIRD:

1. The aggregate number of shares which the Corporation shall have authority to issue is one hundred twenty eight million seven hundred fifty thousand (128,750,000), divided into three classes: (i) five million (5,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) three million seven hundred fifty thousand (3,750,000) Class B common shares, $.001 par value per share (the "Class B Common Stock"), and (iii) one hundred twenty million (120,000,000) shares of Class A common stock, $.001 par value per share (the "Class A Common Stock")."

FIFTH: The foregoing amendment was authorized at a meeting of shareholders by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of Class A Common Stock and Class B Common Stock of the Corporation entitled to vote, voting together as one class and separately as two classes, said authorization being subsequent to the affirmative vote of the Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 20th day of February, 2007.

/s/ Lawrence A Minkoff
Name: Lawrence A. Minkoff
Title: President

070301000680

RECEIVED 2007 MAR -1 PM 1:47

CERTIFICATE OF AMENDMENT

OF

MAGNA-LAB, INC

Under Section 805 of the Business Corporation Law

2007 MAR -1 PM 1:58

Nassau 10

FILED BY:
EILENBERG KRAUSE & PAUL LLP
17th Floor
11 East 44th Street
New York, NY 10017
Cust. Ref#776918CMJ

2007 MAR -1 AM 11:45 RECEIVED

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STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAR 0 1 2007
TAX $ 10
BY: Aug
Nassau

2007 FEB 28 PM 12:09
RECEIVED

3

070301000752

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on October 13, 2020.

Brendan C. Hughes
Executive Deputy Secretary of State

Rev. 10/20

07030200005 99

Certificate of Correction
of Certificate of Amendment of
Certificate of Incorporation
of Magna-Lab, Inc.

(Under Section 105 of the Business Corporation Law)

Pursuant to the provisions of Section 105 of the Business Corporation Law of the State of New York, the undersigned, being the Chief Financial Officer of Magna-Lab, Inc., a New York corporation (the "Corporation"), does hereby certify:

FIRST: The name of the corporation is Magna-Lab Inc.

SECOND: The Certificate of Amendment of the Certificate of Incorporation being corrected hereby was filed by the Department of State of New York on March 1, 2007 (the "Certificate of Amendment").

THIRD: The purpose of this Certificate of Correction is to correct an error in the rate of change in the authorized unissued shares of Class A Common Stock reflected in Article Fourth of the Certificate of Amendment.

FOURTH: As corrected, Article Fourth of the Certificate of Amendment shall read in its entirety as follows:

"FOURTH: To accomplish the reverse split, (i) the 108,602,489 shares of Class A Common Stock, $.001 par value per share, that are presently issued and outstanding are hereby changed into 1,086,025 shares of Class A Common Stock, $.001 par value per share, at a rate of one share of Class A Common Stock for each 100 shares presently issued and outstanding, (ii) the 330,372 shares of Class B Common Stock, $.001 par value per share, that are presently issued and outstanding are hereby changed into 3,304 shares of Class B Common Stock, $.001 par value per share, at a rate of one share of Class B Common Stock for each 100 shares presently issued and outstanding, (iii) the 11,397,511 shares of Class A Common Stock, $.001 par value per share, that are presently authorized and unissued are hereby changed into 118,913,975 unissued shares of Class A Common Stock, $.001 par value per share, at the rate of 10.4333284 shares of Class A Common Stock for each presently authorized and unissued share and (iv) the 3,419,628 shares of Class B Common Stock, $.001 par value per share, that are presently authorized and unissued are hereby changed into 3,746,696 unissued shares of Class B Common Stock, $.001 par value per share, at the rate of 1.0956443 shares of Class B Common Stock for each presently authorized and unissued share. No fractional share shall be issued in connection with the foregoing reverse stock split; all issued and outstanding shares of Class A Common Stock and Class B Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share. Upon surrender to the Corporation of certificates (duly endorsed in blank) evidencing pre-split shares, new certificates evidencing the appropriate number of post-split shares will be issued to the surrendering shareholders. The reverse split will not affect the authorized capital stock of the Corporation. Accordingly, Section I of

ARTICLE THIRD of the Certificate of Incorporation of the Corporation, relating to authorized capital, is hereby restated in its entirety as follows:

'THIRD:

1. The aggregate number of shares which the Corporation shall have authority to issue is one hundred twenty eight million seven hundred fifty thousand (128,750,000), divided into three classes: (i) five million (5,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"), and (ii) three million seven hundred fifty thousand (3,750,000) Class B common shares, $.001 par value per share (the "Class B Common Stock"), and (iii) one hundred twenty million (120,000,000) shares of Class A common stock, $.001 par value per share (the "Class A Common Stock").'"

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 1st day of March, 2007.

Kenneth C. Riscica

Name: Kenneth C. Riscica
Title: Treasurer and Secretary

070302000599

CERTIFICATE OF CORRECTION

OF

MAGNA-LAB, INC.

Under Section 105 of the Business Corporation Law

FILED BY:
EILENBERG KRAUSE & PAUL LLP
17th Floor
11 East 44th Street
New York, NY 10017
Cust. Ref#783475CMJ

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STATE OF NEW YORK
DEPARTMENT OF STATE
FILED MAR 02 2007
TAX $
BY:

2007 MAR -2 AM 10: 33

RECEIVED

3

070302000668

201104000 225

New York State
Department of State
DIVISION OF CORPORATIONS,
STATE RECORDS AND
UNIFORM COMMERCIAL CODE
One Commerce Plaza
99 Washington Ave.
Albany, NY 12231-0001
www.dos.ny.gov

NEW YORK STATE OF OPPORTUNITY. | Division of Corporations, State Records and Uniform Commercial Code

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

MAGNA-LAB INC.

(Insert the Current Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

FIRST: The current name of the corporation is:

MAGNA-LAB INC.

If the name of the corporation has been previously changed, the name under which it was originally formed is:

SECOND: The date of filing of the certificate of incorporation with the Department of State is:

February 22, 1991

THIRD: The amendment effected by this certificate of amendment is as follows:

The subject matter and full text of each amended paragraph must be stated.

FOR EXAMPLE, a certificate of amendment changing the name of the corporation would read as follows:

Paragraph FIRST of the Certificate of Incorporation relating to the name of the corporation is amended to read in its entirety as follows:

FIRST: The name of the corporation is (....new name....).

Paragraph FIRST of the Certificate of Incorporation relating to

the name of the corporation

is amended to read in its entirety as follows:

FIRST: The name of the corporation is YUBO INTERNATIONAL BIOTECH LIMITED (the "Corporation").

Paragraph ____________ of the Certificate of Incorporation relating to

____

____

is amended to read in its entirety as follows:

____

FOURTH: The certificate of amendment was authorized by: *(Check the appropriate box)*

☐ The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

☑ The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.

X Lina Liu
(Signature)

Lina Liu
(Name of Signer)

Chief Financial Officer
(Title of Signer)

CT07

225

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF

MAGNA-LAB INC.

(Insert Current Name of Domestic Corporation)

Under Section 805 of the Business Corporation Law

Filer's Name and Mailing Address:

Janice Kelm
Name:

Greenberg Traurig LLP
Company, if Applicable:

77 W Wacker Drive, Suite 3100
Mailing Address:

Chicago, IL 60601
City, State and Zip Code:

2020 NOV -4 PM 3:26

NOTES:

1. The name of the corporation and its date of incorporation provided on this certificate must exactly match the records of the Department of State. This information should be verified on the Department of State's website at www.dos.ny.gov.
2. This form was prepared by the New York State Department of State. It does not contain all optional provisions under the law. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores.
3. The Department of State recommends that all documents be prepared under the guidance of an attorney.
4. The certificate must be submitted with a $60 filing fee.

For Office Use Only

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED NOV 04 2020

TAX $ 0
BY:

RECEIVED

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cst ref 13335893 SD
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